                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED DECEMBER 1, 2001


Available Amount to Note Holders:                                                                   3,381,359.42

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)            Initial Unpaid Amounts inadvertantly deposited in Collection Account                            -
(ii)           Indemnity Payments paid inadvertantly deposited in Collection Account                           -
(iii)          Aggregate of:
                 (a) Unreimbursed Servicer Advances                                                    20,682.78
                 (b) Servicer Fees from current and prior Collection Period                            24,912.19
                 (c) Servicing Charges inadvertantly deposited in Collection Account                           -
(iv)           Premium Amount due on Payment Date and unpaid Premium Amounts                            5,721.94
(v)            Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                416.67
(vi)           Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   -
(vii)            Class A-1 through A-4 Note Interest on a pari passu basis:
                 Class A-1 Note Interest                                                                       -
                 Class A-2 Note Interest                                                                       -
                 Class A-3 Note Interest                                                                       -
                 Class A-4 Note Interest                                                              230,022.14

(viii)         Class B-1 Note Interest                                                                  6,521.59
(ix)           Class B-2 Note Interest                                                                  4,261.70
(x)            Class B-3 Note Interest                                                                  6,260.81
(xi)           Class A Base Principal Distribution Amount plus Class A Overdue Principal
                 Class A-1 Principal Distribution Amount                                                       -
                 Class A-2 Principal Distribution Amount                                                       -
                 Class A-3 Principal Distribution Amount                                                       -
                 Class A-4 Principal Distribution Amount                                            2,815,316.80
(xii)          Note Insuer Reimbursement Amount                                                                -
(xiii)         Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal           61,202.54
(xiv)          Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal           35,254.52
(xv)           Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal          170,785.75
(xvi)          Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   -
(xvii)         Other Amounts Due Servicer under Servicing Agreement                                            -
(xviii)        Remaining Amount to Residual Holder                                                             -

               Reviewed By:

               Joel Cappon
               Controller, American Express Business Finance


**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 2001





                Initial           Beginning              Base         Additional       Total           Ending          Ending
                Principal         Principal           Principal       Principal      Principal       Principal       Certificate
 Class          Balance           Balance           Distribution    Distribution    Distribution       Balance         Factor
 -----          -------           -------           ------------    ------------    ------------       -------         ------

Class A-1      70,687,140.00            --              --             -                  --                  --       0.0000000
Class A-2      53,856,869.00            --              --             -                  --                  --       0.0000000
Class A-3      52,510,447.00            --              --             -                  --                  --       0.0000000
Class A-4      70,687,140.00    49,045,231.46    2,815,316.80          -           2,815,316.80       46,229,914.66    0.6540074
              --------------    -------------    ------------    -------------     ------------       -------------
  Total
  Class A     247,741,596.00    49,045,231.46    2,815,316.80          -           2,815,316.80       46,229,914.66    0.1866054
Class B-1       5,385,687.00     1,066,200.71       61,202.54          -              61,202.54        1,004,998.17    0.1866054
Class B-2       2,692,843.00       537,753.51       35,254.52          -              35,254.52          502,498.99    0.1866054
Class B-3       5,385,687.00     1,203,616.40      170,785.75          -             170,785.75        1,032,830.65    0.1917732
              --------------    -------------    ------------    -------------     ------------       -------------
  Total       261,205,813.00    51,852,802.08    3,082,559.60         --           3,082,559.60       48,770,242.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2001                                       724,828.41
     Add: Investment earnings on amounts in Collection Account                                   1,960.33
     Add: Payments due Collection Account from last 3 business days of Collection Period         2,256.25
     Less: Amounts inadvertantly deposited into collection account                              28,151.45
     Add: Additional contribution for terminated trade-ups and rebooked leases                      --
                                                                                             ------------
     Add: Servicer Advance on current Determination Date                                     2,680,465.88
       Available Funds on Payment Date                                                       3,381,359.42
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                             ------------
     REMAINING AVAILABLE FUNDS                                                               3,381,359.42
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                             ------------
     REMAINING AVAILABLE FUNDS                                                               3,381,359.42
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         20,682.78
     Unreimbursed Servicer Advances paid                                                        20,682.78
                                                                                             ------------
       Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                             ------------
     REMAINING AVAILABLE FUNDS                                                               3,360,676.64
SERVICER FEES
     Servicer Fees due                                                                          24,912.19
     Servicer Fees paid                                                                         24,912.19
                                                                                             ------------
       Servicer Fees remaining unpaid                                                               --
                                                                                             ------------
     REMAINING AVAILABLE FUNDS                                                               3,335,764.45
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                             ------------
     REMAINING AVAILABLE FUNDS                                                               3,335,764.45
PREMIUM AMOUNT
     Premium Amount due                                                                          5,721.94
     Premium Amount paid                                                                         5,721.94
                                                                                             ------------
       Premium Amount remaining unpaid                                                              --
                                                                                             ------------
     REMAINING AVAILABLE FUNDS                                                               3,330,042.51
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                     416.67
     Indenture Trustee Fee paid                                                                    416.67
                                                                                             ------------
       Indenture Trustee Fee remaining unpaid                                                       --
                                                                                             ------------
     REMAINING AVAILABLE FUNDS                                                               3,329,625.84
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                         75,000.00
                                                                                             ------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                             ------------
       Indenture Trustee Expenses unpaid                                                            --

     REMAINING AVAILABLE FUNDS                                                               3,329,625.84
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                        --
     Class A-2 Note Interest                                                                        --
     Class A-3 Note Interest                                                                        --
     Class A-4 Note Interest                                                                   230,022.14
                                                                                             ------------
       Total Class A Interest due                                                              230,022.14
                                                                                             ------------
     REMAINING AVAILABLE FUNDS                                                               3,099,603.70
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                 6,521.59
     Class B-1 Note Interest paid                                                                6,521.59
                                                                                             ------------
       Class B-1 Note Interest remaining unpaid                                                     --
                                                                                             ------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001



     REMAINING AVAILABLE FUNDS                                                    3,093,082.11
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                      4,261.70
     Class B-2 Note Interest paid                                                     4,261.70
                                                                                 -------------
       Class B-2 Note Interest remaining unpaid                                          --
                                                                                 -------------
     REMAINING AVAILABLE FUNDS                                                    3,088,820.41
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                      6,260.81
     Class B-3 Note Interest paid                                                     6,260.81
                                                                                 -------------
       Class B-3 Note Interest remaining unpaid                                          --
                                                                                 -------------
     REMAINING AVAILABLE FUNDS                                                    3,082,559.60
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                               2,815,316.80
     Class A Note Principal Balance as of preceding Payment Date                 49,045,231.46
                                                                                 -------------
     Class A Base Principal Distribution Amount paid                              2,815,316.80
                                                                                 -------------
       Class A Base Principal Distribution Amount remaining unpaid                       --

     Class A-1 Note Principal Balance as of preceding Payment Date                       --
     Class A-1 Base Principal Distribution Amount paid                                   --
                                                                                 -------------
       Class A-1 Note Principal Balance after distribution on Payment Date               --
                                                                                 -------------

     Remaining Class A Base Principal Distribution Amount                         2,815,316.80
                                                                                 -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                       --
     Class A-2 Base Principal Distribution Amount paid                                   --
                                                                                 -------------
       Class A-2 Note Principal Balance after distribution on Payment Date               --

     Remaining Class A Base Principal Distribution Amount                         2,815,316.80
                                                                                 -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                       --
     Class A-3 Base Principal Distribution Amount paid                                   --
                                                                                 -------------
       Class A-3 Note Principal Balance after distribution on Payment Date               --

     Remaining Class A Base Principal Distribution Amount                         2,815,316.80
                                                                                 -------------

     Class A-4 Note Principal Balance as of preceding Payment Date               49,045,231.46
     Class A-4 Base Principal Distribution Amount paid                            2,815,316.80
                                                                                 -------------
       Class A-4 Note Principal Balance after distribution on Payment Date       46,229,914.66

REMAINING AVAILABLE FUNDS                                                           267,242.81

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                --
     Note Insuer Reimbursement Amount paid                                               --
                                                                                 -------------
     Note Insuer Reimbursement Amount remaining unpaid                                   --
     REMAINING AVAILABLE FUNDS                                                      267,242.81

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                1,066,200.71
     Class B-1 Base Principal Distribution due                                       61,202.54
     Class B-1 Base Principal Distribution paid                                      61,202.54
                                                                                 -------------
       Class B-1 Base Principal Distribution remaining unpaid                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001

       Class B-1 Note Principal Balance after distribution on Payment Date         1,004,998.17

     REMAINING AVAILABLE FUNDS                                                       206,040.26

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                   537,753.51
     Class B-2 Base Principal Distribution due                                        35,254.52
     Class B-2 Base Principal Distribution paid                                       35,254.52
                                                                                   ------------
       Class B-2 Base Principal Distribution remaining unpaid                             --
       Class B-2 Note Principal Balance after distribution on Payment Date           502,498.99
     REMAINING AVAILABLE FUNDS                                                       170,785.75
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                 1,203,616.40
     Class B-3 Base Principal Distribution due                                       198,618.23
     Class B-3 Base Principal Distribution paid                                      170,785.75
       Class B-3 Base Principal Distribution remaining unpaid                         27,832.48
                                                                                   ------------
       Class B-3 Note Principal Balance after distribution on Payment Date         1,032,830.65
     REMAINING AVAILABLE FUNDS                                                            --

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
     Principal Amount paid to A noteholders, otherwise paid to B-1                        --
     Principal Amount paid to A noteholders, otherwise paid to B-2                        --
     Principal Amount paid to A noteholders, otherwise paid to B-3                        --
                                                                                   ------------
     Total Principal Amount paid to A noteholders, otherwise to be paid to B              --
REMAINING AVAILABLE FUNDS                                                                 --

     Principal Amount paid to B-1 noteholders, otherwise paid to B-2                      --
     Principal Amount paid to B-1 noteholders, otherwise paid to B-3                      --

     Principal Amount paid to B-2 noteholders, otherwise paid to B-3                      --
                                                                                   ------------
REMAINING AVAILABLE FUNDS                                                                 --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                          --
     Remaining Indenture Trustee Expenses paid                                            --
                                                                                   ------------
       Remaining Indenture Trustee Expenses unpaid                                        --
     REMAINING AVAILABLE FUNDS                                                            --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                             --
     Other Amounts Due Servicer under Servicing Agreement paid                            --
                                                                                   ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                --
     REMAINING AVAILABLE FUNDS                                                            --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                                     59,789,263.13
      ADCPB, end of Collection Period                                           56,820,939.99
                                                                                -------------
        Base Principal Amount                                                    2,968,323.14


UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period            2,187,395.64
      Servicing Advances collected during the current Collection Period          2,166,712.86
                                                                                -------------
        Unreimbursed Servicing Advances as of current Determination Date            20,682.78

CALCULATION OF INTEREST DUE

                        Beginning                               Current                          Total
                        Principal              Interest         Interest        Overdue         Interest
  Class                  Balance                 Rate             Due           Interest          Due
  -----                  -------                 ----             ---           --------          ---
Class A-1                   --                  5.2150%            --              --              --
Class A-2                   --                  5.4900%            --              --              --
Class A-3                   --                  5.4500%            --              --              --
Class A-4           49,045,231.46               5.6280%       230,022.14           --         230,022.14
Class B-1            1,066,200.71               7.3400%         6,521.59           --           6,521.59
Class B-2              537,753.51               9.5100%         4,261.70           --           4,261.70
Class B-3            1,203,616.40               6.2420%         6,260.81           --           6,260.81
                    -------------               ------        ----------      ----------      ----------
                    51,852,802.08               5.7177%       247,066.24           --         247,066.24

CALCULATION OF PRINCIPAL DUE

                  Base            Base                              Total
                Principal       Principal         Overdue          Principal
 Class          Amount Pct.      Amount           Principal          Due
 -----          -----------      ------           ---------          ---
Class A           94.845%     2,815,316.80           --         2,815,316.80
Class B-1          2.062%        61,202.54           --            61,202.54
Class B-2          1.031%        30,601.26        4,653.25         35,254.52
Class B-3          2.062%        61,202.54      137,415.69        198,618.23
                              ------------      ----------      ------------
                              2,968,323.14      142,068.94      3,110,392.08

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                             59,789,263.13
      Servicer Fee Rate                                                                         0.500%
      One-twelfth                                                                                 1/12
                                                                                         -------------
      Servicer Fee due current period                                                        24,912.19
      Prior Servicer Fee arrearage                                                                  -
                                                                                         -------------
      Servicer Fee due                                                                       24,912.19

Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period         49,045,231.46
      Premium Rate                                                                              0.140%
      One-twelfth                                                                                 1/12
                                                                                         -------------
      Premium Amount due Current Period                                                       5,721.94

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001


      Prior Premium Amount arrearage                                                                 -
                                                                                         -------------
        Total Premium Amount due                                                              5,721.94
Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                  416.67
      Prior Indenture Trustee Fee arrearage                                                          -
                                                                                         -------------
      Total Indenture Trustee Fee due                                                           416.67

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                 -
      Prior Indenture Trustee Expenses arrearage                                                     -
                                                                                         -------------
      Total Indenture Trustee Expenses due                                                           -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                          -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                         -
                                                                                         -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                     -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001





RESTRICTING EVENT DETERMINATION:
                                                                                                                            Yes/No
                                                                                                                            ------
     A) Event of Servicer Termination (Yes/No)                                                                                No
     B) Note Insuer has Made a Payment (Yes/No)                                                                               No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                          No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                       No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                            YES/NO
                                                                                                                            ------
     A) Failure to distribute to the Noteholders all or part of any payment of
        Interest requried to be made No under the terms of such Notes or the
        Indenture when due; and,                                                                                              No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
        Payment Date to the extent Noat sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
        the Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4
        Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date,
        or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
        Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or
        Class B-3 Notes, as the case may be.                                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                                       Event                                                    Yes/No
     -------         ----------------------------------------------------------------------------------------------------   ------
     6.01(i)         Failue to make payment requried                                                                          No
     6.01(ii)        Failue to submit Monthly Statement                                                                       No
     6.01(iii)       Failure to Observe Covenants in Servicing Agreement                                                      No
     6.01(iv)        Servicer consents to appointment of custodian, receiver, etc.                                            No
     6.01(v)         Servicer files a volunatry petition for bankruptcy                                                       No
     6.01(vi)        Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days      No
     6.01(vii)       Assignment by Servicer to a delegate its rights under Servicing Agreement                                No
     6.01(viii)      Servicer Trigger Event as contained in the Insurance Agreement has occurred.                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


Gross Charge Event Calculation:

                                                                  Result
                                                                  ------
Gross Charge Off Ratio Current Period                             -0.81%
Gross Charge Off Ratio Prior Period                               -1.04%
Gross Charge Off Ratio Second Prior Period                         3.78%
                                                                   ----
  Average of Gross Charge Off Ratio for Three Periods              0.64%
Maximum Allowed                                                    2.50%

 Gross Charge Off Ratio:

                                   ADCPB of                                                    Gross Charge Off Ratio
                                All Defaulted      Less                          End of Month      Charge Offs/
                                  Contracts      Recoveries       Charge Offs      ADCPB             ADCPB
                                -------------    ----------       -----------    ------------  ----------------------
Current Period                     8,271.53       46,690.50        -38,418.97    56,820,939.99       -0.81%
Prior Period                      24,108.39       75,890.55        -51,782.16    59,789,263.13       -1.04%
Second Prior Period              372,616.99      174,637.53        197,979.46    62,818,730.02        3.78%


Delinquency Event Calculation:

                                                                       Results
                                                                       -------
     Delinquency Trigger Ratio Current Period                           7.61%
     Delinquency Trigger Ratio Prior Period                             7.09%
     Delinquency Trigger Ratio Second Prior Period                      7.61%
     Average of Delinquency Trigger Ratios                              7.44%
     Maximum Allowed                                                    7.50%

Delinquency Trigger Ratio:

                                 A                      B                  A/B
                                 -                      -                  ---
                              ADCPB of               ADCPB of
                          Contract > 30 Days       All Contracts      Delinquency Trigger
                              Past Due            As of Month-End         Ratio:
                          ------------------       -------------      -------------------

Current Period              4,325,654.58          56,820,939.99            7.61%
Prior Period                4,240,535.63          59,844,742.27            7.09%
Second Prior Period         4,779,662.68          62,832,872.81            7.61%

                          ADCPB           Delinquency Ratio
                          -----           -----------------
     Current             52,495,285          92.39%
31-60 Days Past Due       1,856,264           3.27%
61-90 Days Past Due       1,176,808           2.07%
91+ Days Past Due         1,292,583           2.27%
TOTAL                    56,820,940         100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                             269,284,343.00
     Maximum Substitution (10% of Initial)                 26,928,434.30

     Prior month Cumulative ADCPB Substituted              10,449,562.15
     Current month ADCPB Substituted                          309,792.94
     Cumulative ADCPB Substituted                          10,759,355.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED DECEMBER 1, 2001


Available Amount to Note Holders:                                                                          4,707,739.85

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)           Initial Unpaid Amounts inadvertantly deposited in Collection Account                                    -
(ii)          Indemnity Payments paid inadvertantly deposited in Collection Account                                   -
(iii)         Aggregate of:
                (a) Unreimbursed Servicer Advances                                                            29,468.51
                (b) Servicer Fees from current and prior Collection Period                                    36,154.13
                (c) Servicing Charges inadvertantly deposited in Collection Account                                   -
(iv)          Premium Amount due on Payment Date and unpaid Premium Amounts                                   10,617.12
(v)           Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                        416.67
(vi)          Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                           -
(vii)         Class A-1 through A-4 Note Interest on a pari passu basis:
                Class A-1 Note Interest                                                                               -
                Class A-2 Note Interest                                                                               -
                Class A-3 Note Interest                                                                               -
                Class A-4 Note Interest                                                                        347,634.71

(viii)        Class B-1 Note Interest                                                                          8,717.91
(ix)          Class B-2 Note Interest                                                                          6,587.89
(x)           Class B-3 Note Interest                                                                          5,802.03
(xi)          Class A Base Principal Distribution Amount plus Class A Overdue Principal
                Class A-1 Principal Distribution Amount                                                               -
                Class A-2 Principal Distribution Amount                                                               -
                Class A-3 Principal Distribution Amount                                                               -
                Class A-4 Principal Distribution Amount                                                      3,939,216.97
(xii)         Note Insurer Reimbursement Amount                                                                       -
(xiii)        Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                   85,635.16
(xiv)         Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                   42,817.58
(xv)          Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                  164,608.02
(xvi)         Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                           -
(xvii)        Other Amounts Due Servicer under Servicing Agreement                                                    -
(xviii)       Remaining Amount to Residual Holder                                                             30,063.16


              Reviewed By:

              Joel Cappon
              Controller, American Express Business Finance

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2001                                         350,175.24
     Add: Investment earnings on amounts in Collection Account                                     1,606.41
     Add: Payments due Collection Account from last 3 business days of Collection Period           4,114.73
     Less: Amounts inadvertantly deposited into collection account                               509,277.59
     Add: Additional contribution for terminated trade-ups and rebooked leases                        --
     Add: Servicer Advance on current Determination Date                                       4,861,121.06
                                                                                               ------------
       Available Funds on Payment Date                                                         4,707,739.85
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                               ------------
     REMAINING AVAILABLE FUNDS                                                                 4,707,739.85
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                               ------------
     REMAINING AVAILABLE FUNDS                                                                 4,707,739.85
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           29,468.51
     Unreimbursed Servicer Advances paid                                                          29,468.51
                                                                                               ------------
       Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                               ------------
     REMAINING AVAILABLE FUNDS                                                                 4,678,271.34
SERVICER FEES
     Servicer Fees due                                                                            36,154.13
     Servicer Fees paid                                                                           36,154.13
                                                                                               ------------
       Servicer Fees remaining unpaid                                                                 --
                                                                                               ------------
     REMAINING AVAILABLE FUNDS                                                                 4,642,117.21
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                               ------------
     REMAINING AVAILABLE FUNDS                                                                 4,642,117.21
PREMIUM AMOUNT
     Premium Amount due                                                                           10,617.12
     Premium Amount paid                                                                          10,617.12
                                                                                               ------------
       Premium Amount remaining unpaid                                                                --
                                                                                               ------------
     REMAINING AVAILABLE FUNDS                                                                 4,631,500.09
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                               ------------
       Indenture Trustee Fee remaining unpaid                                                         --
                                                                                               ------------
     REMAINING AVAILABLE FUNDS                                                                 4,631,083.43
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                               ------------
     Total Indenture Trustee Expenses paid                                                            --
                                                                                               ------------
       Indenture Trustee Expenses unpaid                                                              --

     REMAINING AVAILABLE FUNDS                                                                 4,631,083.43

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001



CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                             --
     Class A-2 Note Interest                                                             --
     Class A-3 Note Interest                                                             --
     Class A-4 Note Interest                                                        347,634.71
                                                                                 -------------
       Total Class A Interest due                                                   347,634.71
                                                                                 -------------
     REMAINING AVAILABLE FUNDS                                                    4,283,448.71
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                      8,717.91
     Class B-1 Note Interest paid                                                     8,717.91
                                                                                 -------------
       Class B-1 Note Interest remaining unpaid                                          --
                                                                                 -------------
     REMAINING AVAILABLE FUNDS                                                    4,274,730.80
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                      6,587.89
     Class B-2 Note Interest paid                                                     6,587.89
                                                                                  ------------
       Class B-2 Note Interest remaining unpaid                                          --
                                                                                  ------------
     REMAINING AVAILABLE FUNDS                                                    4,268,142.92
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                      5,802.03
     Class B-3 Note Interest paid                                                     5,802.03
                                                                                 -------------
       Class B-3 Note Interest remaining unpaid                                          --
                                                                                 -------------
     REMAINING AVAILABLE FUNDS                                                    4,262,340.89
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                               3,939,216.97
     Class A Note Principal Balance as of preceding Payment Date                 72,803,081.52
                                                                                 -------------
     Class A Base Principal Distribution Amount paid                              3,939,216.97
                                                                                 -------------
       Class A Base Principal Distribution Amount remaining unpaid                       --

     Class A-1 Note Principal Balance as of preceding Payment Date                       --
     Class A-1 Base Principal Distribution Amount paid                                   --
                                                                                 -------------
       Class A-1 Note Principal Balance after distribution on Payment Date               --

     Remaining Class A Base Principal Distribution Amount                         3,939,216.97
                                                                                 -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                       --
     Class A-2 Base Principal Distribution Amount paid                                   --
                                                                                  ------------
       Class A-2 Note Principal Balance after distribution on Payment Date               --

     Remaining Class a Base Principal Distribution Amount                         3,939,216.97
                                                                                 -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                       --
     Class A-3 Base Principal Distribution Amount paid                                   --
                                                                                 -------------
       Class A-3 Note Principal Balance after distribution on Payment Date               --

     Remaining Class a Base Principal Distribution Amount                         3,939,216.97
                                                                                 -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


     Class A-4 Note Principal Balance as of preceding Payment Date               72,803,081.52
     Class A-4 Base Principal Distribution Amount paid                            3,939,216.97
                                                                                 -------------
       Class A-4 Note Principal Balance after distribution on Payment Date       68,863,864.55

     REMAINING AVAILABLE FUNDS                                                      323,123.91

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                --
     Note Insuer Reimbursement Amount paid                                               --
                                                                                 -------------
     Note Insuer Reimbursement Amount remaining unpaid                                   --
     REMAINING AVAILABLE FUNDS                                                      323,123.91

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                1,582,675.82
     Class B-1 Base Principal Distribution due                                       85,635.16
     Class B-1 Base Principal Distribution paid                                      85,635.16
                                                                                 -------------
       Class B-1 Base Principal Distribution remaining unpaid                            --
       Class B-1 Note Principal Balance after distribution on Payment Date        1,497,040.66

     REMAINING AVAILABLE FUNDS                                                      237,488.76

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                  791,337.91
     Class B-2 Base Principal Distribution due                                       42,817.58
     Class B-2 Base Principal Distribution paid                                      42,817.58
                                                                                 -------------
       Class B-2 Base Principal Distribution remaining unpaid                            --
       Class B-2 Note Principal Balance after distribution on Payment Date          748,520.33
     REMAINING AVAILABLE FUNDS                                                      194,671.18
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                1,100,258.43
     Class B-3 Base Principal Distribution due                                      164,608.02
     Class B-3 Base Principal Distribution paid                                     164,608.02
                                                                                 -------------
       Class B-3 Base Principal Distribution remaining unpaid                            --
       Class B-3 Note Principal Balance after distribution on Payment Date          935,650.41
     REMAINING AVAILABLE FUNDS                                                       30,063.16
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                                 -------------
       Remaining Indenture Trustee Expenses unpaid                                       --
     REMAINING AVAILABLE FUNDS                                                       30,063.16
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
     REMAINING AVAILABLE FUNDS                                                       30,063.16
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                    30,063.16

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 2001





                       Initial         Beginning         Base      Additional          Total            Ending           Ending
                      Principal        Principal      Principal     Principal        Principal         Principal       Certificate
Class                  Balance          Balance      Distribution  Distribution     Distribution       Balance           Factor
-----                  -------          -------      ------------  ------------     ------------       -------           ------

Class A-1           70,688,994.00           --             --         --                --                --             0.0000000
Class A-2           57,258,085.00           --             --         --                --                --             0.0000000
Class A-3           48,068,516.00           --             --         --                --                --             0.0000000
Class A-4           84,119,903.00   72,803,081.52   3,939,216.97      --           3,939,216.97     68,863,864.55        0.8186394
                   --------------   -------------   ------------    -------        ------------     -------------        ---------
  Total Class A    260,135,498.00   72,803,081.52   3,939,216.97      --           3,939,216.97     68,863,864.55        0.2647231
Class B-1            5,655,120.00    1,582,675.82      85,635.16      --              85,635.16      1,497,040.66        0.2647231
Class B-2            2,827,560.00      791,337.91      42,817.58      --              42,817.58        748,520.33        0.2647231
Class B-3            3,534,450.00    1,100,258.43     164,608.02      --             164,608.02        935,650.41        0.2647231
                   --------------   -------------   ------------    -------        ------------     -------------
  Total            272,152,628.00   76,277,353.68   4,232,277.73      --           4,232,277.73     72,045,075.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  86,769,905.73
      ADCPB, end of Collection Period                                        82,648,714.04
                                                                             -------------
        Base Principal Amount                                                 4,121,191.69

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         4,156,655.26
      Servicing Advances collected during the current Collection Period       4,127,186.75
                                                                             -------------
        Unreimbursed Servicing Advances as of current Determination Date         29,468.51

CALCULATION OF INTEREST DUE

                             Beginning                                      Current                                   Total
                             Principal                 Interest             Interest             Overdue            Interest
       Class                  Balance                    Rate                 Due                Interest             Due
      --------               ---------                 --------             --------             -------            --------

      Class A-1                    -                    4.9670%               -                     -                         -
      Class A-2                    -                    5.4500%               -                     -                         -
      Class A-3                    -                    5.5400%               -                     -                         -
      Class A-4              72,803,081.52              5.7300%           347,634.71                -                347,634.71
      Class B-1               1,582,675.82              6.6100%             8,717.91                -                  8,717.91
      Class B-2                 791,337.91              9.9900%             6,587.89                -                  6,587.89
      Class B-3               1,100,258.43              6.3280%             5,802.03                -                  5,802.03
                             -------------              -------           ----------               ---               ----------
                             76,277,353.68              5.8011%           368,742.54                -                368,742.54

CALCULATION OF PRINCIPAL DUE

                                    Base              Base                                       Total
                                  Principal         Principal             Overdue               Principal
       Class                      Amount Pct.         Amount             Principal                Due
      ---------                   ---------         ---------             -------               ---------

      Class A                      95.584%         3,939,216.97              -                 3,939,216.97
      Class B-1                     2.078%            85,635.16              -                    85,635.16
      Class B-2                     1.039%            42,817.58              -                    42,817.58
      Class B-3                     1.299%            53,521.97            111,086.04            164,608.02
                                                   ------------            ----------          ------------
                                                   4,121,191.69            111,086.04          4,232,277.73




CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                              86,769,905.73
      Servicer Fee Rate                                                                          0.500%
      One-twelfth                                                                                  1/12
      Servicer Fee due current period                                                         36,154.13
      Prior Servicer Fee arrearage                                                                --
                                                                                          -------------
      Servicer Fee due                                                                        36,154.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period          72,803,081.52
      Premium Rate                                                                               0.175%
      One-twelfth                                                                                  1/12
      Premium Amount due Current Period                                                       10,617.12
      Prior Premium Amount arrearage                                                              --
                                                                                          -------------
        Total Premium Amount due                                                              10,617.12

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                   416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                          -------------
      Total Indenture Trustee Fee due                                                            416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                          -------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                          -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001





RESTRICTING EVENT DETERMINATION:
                                                                                                                   Yes/No
                                                                                                                   ------
     A) Event of Servicer Termination (Yes/No)                                                                       No
     B) Note Insuer has Made a Payment (Yes/No)                                                                      No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                 No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                              No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                   Yes/No
                                                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be made under the terms of such Notes or the
     Indenture when due; and,                                                                                        No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to                         No
     the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1
     Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date,
     as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes,
     or Class B-3 Notes, as the case may be.                                                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                          Event                                                         Yes/No
    -------          -----------------------------------------------------------------------------                 ------
     6.01(i)         Failue to make payment requried                                                                 No
     6.01(ii)        Failue to submit Monthly Statement                                                              No
     6.01(iii)       Failure to Observe Covenants in Servicing Agreement                                             No
     6.01(iv)        Servicer consents to appointment of custodian, receiver, etc.                                   No
     6.01(v)         Servicer files a volunatry petition for bankruptcy                                              No
     6.01(vi)        Petition under bankruptcy laws against Servicer is not stayed,
                     withdrawn or dimissed within 60 days                                                            No
     6.01(vii)       Assignment by Servicer to a delegate its rights under Servicing Agreement                       No
     6.01(viii)      Servicer Trigger Event as contained in the Insurance Agreement has occurred.                    No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


Gross Charge Event Calculation:

                                                         Result
                                                         ------
Gross Charge Off Ratio Current Period                    -1.33%
Gross Charge Off Ratio Prior Period                      -0.81%
Gross Charge Off Ratio Second Prior Period               -0.41%
                                                          ----
  Average of Gross Charge Off Ratio for Three Periods    -0.85%
Maximum Allowed                                           2.50%

Gross Charge Off Ratio:

                            ADCPB of                                                           Gross Charge Off
                          All Defaulted      Less                              End of Month    Ratio: Charge Offs/
                           Contracts       Recoveries      Charge Offs           ADCPB            ADCPB
                          -------------    ----------      -----------        --------------   --------------------
Current Period              17,838.87      109,521.81      -91,682.94         82,648,714.04      -1.33%
Prior Period                73,603.65      132,325.50      -58,721.85         86,769,905.73      -0.81%
Second Prior Period         96,197.14      127,301.19      -31,104.05         91,101,449.97      -0.41%


Delinquency Event Calculation:

                                                     Results
                                                     -------
Delinquency Trigger Ratio Current Period              7.69%
Delinquency Trigger Ratio Prior Period                6.86%
Delinquency Trigger Ratio Second Prior Period         7.48%
Average of Delinquency Trigger Ratios                 7.34%
Maximum Allowed                                       7.50%

Delinquency Trigger Ratio:

                                 A                  B                  A/B
                                 -                  -                  ---
                              ADCPB of           ADCPB of
                          Contract > 30 Days    All Contracts     Delinquency Trigger
                             Past Due           As of Month-End        Ratio:
                          ------------------    -------------     -------------------
Current Period              6,352,158.50        82,648,714.04          7.69%
Prior Period                5,952,001.15        86,765,273.82          6.86%
Second Prior Period         6,817,141.83        91,139,188.46          7.48%

                         ADCPB           Delinquency Ratio
                         -----           -----------------
     Current             76,296,556           92.31%
31-60 Days Past Due       2,430,470           2.94%
61-90 Days Past Due       1,523,950           1.84%
91+ Days Past Due         2,397,738           2.90%
                         ----------         ------
TOTAL                    82,648,714         100.00%

Substitution Limits

ADCPB as of Cut-Off Date                         226,204,781.43
ADCPB added during Prefunding period              56,551,485.09
                                                 --------------
Total Initial ADCPB                              282,756,266.53
Maximum Substitution (10% of Initial)             28,275,626.65

Prior month Cumulative ADCPB Substituted          23,338,138.26
Current month ADCPB Substituted                      312,600.05
                                                 --------------
Cumulative ADCPB Substituted                      23,650,738.31

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED DECEMBER 1, 2001


Available Amount to Note Holders:                                                                        3,864,177.77
Reserve Account balance, beginning                                                                         118,150.50

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)            Initial Unpaid Amounts inadvertantly deposited in Collection Account                                 -
(ii)           Indemnity Payments paid inadvertantly deposited in Collection Account                                -
(iii)          Aggregate of:
                 (a) Unreimbursed Servicer Advances                                                        231,424.69
                 (b) Servicer Fees from current and prior Collection Period                                 36,460.46
                 (c) Servicing Charges inadvertantly deposited in Collection Account                                -
(iv)           Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     416.67
(v)            Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                        -

(vi)           Class A-1 through A-4 Note Interest on a pari passu basis:
                 Class A-1 Note Interest                                                                            -
                 Class A-2 Note Interest                                                                            -
                 Class A-3 Note Interest                                                                    18,508.18
                 Class A-4 Note Interest                                                                   360,555.57
(vii)            Class B Note Interest                                                                      55,023.84
(viii)           Class C Note Interest                                                                      41,011.88
(ix)             Class D Note Interest                                                                      12,519.82

(x)            Class A Base Principal Distribution Amount
                 Class A-1 Principal Distribution Amount                                                            -
                 Class A-2 Principal Distribution Amount                                                            -
                 Class A-3 Principal Distribution Amount                                                 2,574,285.57
                 Class A-4 Principal Distribution Amount                                                            -
(xi)           Class B Base Principal Distribution Amount                                                  243,301.38
(xii)          Class C Base Principal Distribution Amount                                                  164,817.06
(xiii)         Class D Base Principal Distribution Amount                                                   39,242.16
(xv)           Class E Note Interest                                                                         9,255.65
(xvi)          Class E Principal Distribution Amount                                                        42,381.53
(xviii)        Reserve Account Reimbursement/(Withdrawal)                                                   34,973.32
(xix)          Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                        -
(xx)           Remaining Amount to Residual Holder                                                                  -

Reserve Account balance, ending                                                                            153,123.82

Disbursements from Reserve Account:
               Interest earned on Reserve Account to Residual Holder                                                -

               Reviewed By:

               JOEL CAPPON
               CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2001                                303,699.94
     Add: Investment earnings on amounts in Collection Account                            2,141.11
     Add: Payments due Collection Account from last 3 business days of
     Collection Period                                                                  475,363.14
     Less: Amounts inadvertantly deposited into collection account                           --
     Add: Additional contribution for terminated trade-ups and rebooked lease                --
     Add: Servicer Advance on current Determination Date                              3,082,973.58
                                                                                      ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                  3,864,177.77
     Reserve Account balance                                                            118,150.50
                                                                                      ------------
     TOTAL AVAILABLE FUNDS                                                            3,982,328.27

Initial Unpaid Amounts inadvertantly deposited in Collection Account                         --
                                                                                      ------------
     REMAINING AVAILABLE FUNDS                                                        3,982,328.27

Indemnity Payments paid inadvertantly deposited in Collection Account                        --
                                                                                      ------------
     REMAINING AVAILABLE FUNDS                                                        3,982,328.27

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                 231,424.69
     Unreimbursed Servicer Advances paid                                                231,424.69
                                                                                      ------------
       Unreimbursed Servicer Advances remaining unpaid                                       --
                                                                                      ------------
     REMAINING AVAILABLE FUNDS                                                        3,750,903.58

SERVICER FEES
     Servicer Fees due                                                                   36,460.46
     Servicer Fees paid                                                                  36,460.46
                                                                                      ------------
       Servicer Fees remaining unpaid                                                        --
                                                                                      ------------
     REMAINING AVAILABLE FUNDS                                                        3,714,443.12

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                      ------------
     REMAINING AVAILABLE FUNDS                                                        3,714,443.12

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
       Indenture Trustee Fee remaining unpaid                                                --
                                                                                      ------------
     REMAINING AVAILABLE FUNDS                                                        3,714,026.45

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                    --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                  75,000.00
                                                                                      ------------
     Total Indenture Trustee Expenses paid                                                   --
                                                                                      ------------
       Indenture Trustee Expenses unpaid                                                     --
     REMAINING AVAILABLE FUNDS                                                        3,714,026.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                       --
     Class A-2 Note Interest                                                       --
     Class A-3 Note Interest                                                   18,508.18
     Class A-4 Note Interest                                                  360,555.57
       Total Class A Interest due                                             379,063.75
                                                                           -------------
REMAINING AVAILABLE FUNDS                                                   3,334,962.70

CLASS B NOTE INTEREST
     Class B Note Interest due                                                 55,023.84
     Class B Note Interest paid                                                55,023.84
                                                                           -------------
       Class B Note Interest remaining unpaid                                      --
                                                                           -------------
     REMAINING AVAILABLE FUNDS                                              3,279,938.86

CLASS C NOTE INTEREST
     Class C Note Interest due                                                 41,011.88
     Class C Note Interest paid                                                41,011.88
                                                                           -------------
       Class C Note Interest remaining unpaid                                      --
                                                                           -------------
     REMAINING AVAILABLE FUNDS                                              3,238,926.99

CLASS D NOTE INTEREST
     Class D Note Interest due                                                 12,519.82
     Class D Note Interest paid                                                12,519.82
                                                                           -------------
       Class D Note Interest remaining unpaid                                      --
                                                                           -------------
REMAINING AVAILABLE FUNDS                                                   3,226,407.17

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                         2,512,502.71
     Class A Note Principal Balance as of preceding Payment Date           65,301,528.63
                                                                           -------------
     Class A Base Principal Distribution Amount paid                        2,512,502.71
       Class A Base Principal Distribution Amount remaining unpaid                 --
     Class A-1 Note Principal Balance as of preceding Payment Date                 --
     Class A-1 Base Principal Distribution Amount paid                             --
                                                                           -------------
       Class A-1 Note Principal Balance after distribution                         --
                                                                           -------------
     Remaining Class A Base Principal Distribution Amount                   2,512,502.71
                                                                           -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                 --
     Class A-2 Base Principal Distribution Amount paid                             --
                                                                           -------------
       Class A-2 Note Principal Balance after distribution                         --
     Remaining Class A Base Principal Distribution Amount                   2,512,502.71
                                                                           -------------
     Class A-3 Note Principal Balance as of preceding Payment Date          3,314,897.63
     Class A-3 Base Principal Distribution Amount paid                      2,512,502.71
                                                                           -------------
       Class A-3 Note Principal Balance after distribution                    802,394.92
     Remaining Class A Base Principal Distribution Amount                          --
                                                                           -------------
     Class A-4 Note Principal Balance as of preceding Payment Date         61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                             --
                                                                           -------------
       Class A-4 Note Principal Balance after distribution                 61,986,631.00
     REMAINING AVAILABLE FUNDS                                                713,904.46

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION

     Class B Note Principal Balance as of preceding Payment Date                  9,069,863.51
     Class B Base Principal Distribution due                                        237,462.15
     Class B Base Principal Distribution paid                                       237,462.15
                                                                                 -------------
       Class B Base Principal Distribution remaining unpaid                              --
       Class B Note Principal Balance after distribution on Payment Date          8,832,401.36
      REMAINING AVAILABLE FUNDS                                                     476,442.31

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                  6,144,101.18
     Class C Base Principal Distribution due                                        160,861.45
     Class C Base Principal Distribution paid                                       160,861.45
                                                                                 -------------
       Class C Base Principal Distribution remaining unpaid                              --
       Class C Note Principal Balance after distribution on Payment Date          5,983,239.73
     REMAINING AVAILABLE FUNDS                                                      315,580.86

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                  1,462,880.66
     Class D Base Principal Distribution due                                         38,300.35
     Class D Base Principal Distribution paid                                        38,300.35
                                                                                 -------------
       Class D Base Principal Distribution remaining unpaid                              --
       Class D Note Principal Balance after distribution on Payment Date          1,424,580.32
     REMAINING AVAILABLE FUNDS                                                      277,280.51

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                               --
     Class A-1 Reallocated Principal Distribution                                        --
                                                                                 -------------
       Class A-1 Note Principal Balance after Reallocation                               --
     Remaining Available Funds                                                      277,280.51
                                                                                 -------------
     Class A-2 Note Principal Balance after Base Principal                               --
     Class A-2 Reallocated Principal Distribution                                        --
                                                                                 -------------
     Class A-2 Note Principal Balance after Reallocation                                 --
     Remaining Available Funds                                                      277,280.51
                                                                                 -------------
     Class A-3 Note Principal Balance after Base Principal                          802,394.92
     Class A-3 Reallocated Principal Distribution                                        --
                                                                                 -------------
       Class A-3 Note Principal Balance after Reallocation                          802,394.92
     Remaining Available Funds                                                      277,280.51
                                                                                 -------------
     Class A-4 Note Principal Balance after Base Principal                       61,986,631.00
     Class A-4 Reallocated Principal Distribution                                        --
                                                                                 -------------
       Class A-4 Note Principal Balance after Reallocation                       61,986,631.00
     REMAINING AVAILABLE FUNDS                                                      277,280.51

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                          8,832,401.36
     Class B Reallocated Principal Distribution paid                                     --
                                                                                 -------------
       Class B Note Principal Balance after Reallocation                          8,832,401.36
     REMAINING AVAILABLE FUNDS                                                      277,280.51

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                          5,983,239.73
     Class C Reallocated Principal Distribution paid                                     --
       Class C Note Principal Balance after Reallocation                          5,983,239.73
                                                                                 -------------
     REMAINING AVAILABLE FUNDS                                                      277,280.51

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                          1,424,580.32
     Class D Reallocated Principal Distribution paid                                     --
       Class D Note Principal Balance after Reallocation                          1,424,580.32
     REMAINING AVAILABLE FUNDS                                                      277,280.51

CLASS E NOTE INTEREST
     Class E Note Interest due                                                        9,255.65
     Class E Note Interest paid                                                       9,255.65
                                                                                 -------------
       Class E Note Interest remaining unpaid                                            --
                                                                                 -------------
     REMAINING AVAILABLE FUNDS                                                      268,024.86

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                  1,579,911.68
     Class E Base Principal Distribution due                                         41,364.37
     Class E Base Principal Distribution paid                                        41,364.37
                                                                                 -------------
       Class E Base Principal Distribution remaining unpaid                              --
       Class E Note Principal Balance after distribution on Payment Date          1,538,547.30
     REMAINING AVAILABLE FUNDS                                                      226,660.49

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                          1,538,547.30
     Class E Reallocated Principal Distribution paid                                     --
       Class E Note Principal Balance after Reallocation                          1,538,547.30
     REMAINING AVAILABLE FUNDS                                                      226,660.49

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
       Class A-1 Note Principal Balance after Reallocated Principal                      --
       Class A-1 Supplemental Principal Distribution                                     --
                                                                                 -------------
       Class A-1 Note Principal Balance after Supplemental                               --
     Remaining Available Funds                                                      226,660.49
                                                                                 -------------
     Class A-2 Note Principal Balance after Reallocated Principal                        --
     Class A-2 Supplemental Principal Distribution                                       --
                                                                                 -------------
       Class A-2 Note Principal Balance after Supplemental                               --
     Remaining Available Funds                                                      226,660.49
                                                                                 -------------
     Class A-3 Note Principal Balance after Reallocated Principal                   802,394.92
     Class A-3 Supplemental Principal Distribution                                   61,782.85
                                                                                 -------------
       Class A-3 Note Principal Balance after Supplemental                          740,612.07
     Remaining Available Funds                                                      164,877.63
                                                                                 -------------
     Class A-4 Note Principal Balance after Reallocated Principal                61,986,631.00
     Class A-4 Supplemental Principal Distribution                                       --
                                                                                 -------------
      Class A-4 Note Principal Balance after Supplemental                        61,986,631.00
     REMAINING AVAILABLE FUNDS                                                      164,877.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal         8,832,401.36
     Class B Supplemental Principal Distribution paid                       5,839.23
                                                                        ------------
       Class B Note Principal Balance after Supplemental                8,826,562.13
     REMAINING AVAILABLE FUNDS                                            159,038.40

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal         5,983,239.73
     Class C Supplemental Principal Distribution paid                       3,955.61
                                                                        ------------
       Class C Note Principal Balance after Supplemental                5,979,284.12
     REMAINING AVAILABLE FUNDS                                            155,082.79

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal         1,424,580.32
     Class D Supplemental Principal Distribution paid                         941.81
                                                                        ------------
       Class D Note Principal Balance after Supplemental                1,423,638.50
     REMAINING AVAILABLE FUNDS                                            154,140.98

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal         1,538,547.30
     Class E Supplemental Principal Distribution paid                       1,017.16
                                                                        ------------
       Class E Note Principal Balance after Supplemental                1,537,530.14
     REMAINING AVAILABLE FUNDS                                            153,123.82

RESERVE FUND
     Required Reserve Fund Amount                                       1,751,034.78
     Reserve Account Balance, Ending                                      153,123.82
     Reserve Account Deposit/(Withdrawal)                                  34,973.32
                                                                        ------------
     REMAINING AVAILABLE FUNDS                                                 --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                               --
     Remaining Indenture Trustee Expenses paid                                 --
                                                                        ------------
       Remaining Indenture Trustee Expenses unpaid                             --
     REMAINING AVAILABLE FUNDS                                                 --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                     --

First Sierra Equipment Contract Trust Series 1999-2
First Sierra Receivables III, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended December 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                           87,505,108.74
      ADCPB, end of Collection Period                                                 84,441,081.04
                                                                                      -------------
        Base Principal Amount                                                          3,064,027.70

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                  2,566,564.64
      Servicing Advances collected during the current Collection Period                2,335,139.95
                                                                                      -------------
         Unreimbursed Servicing Advances as of current Determination Date                231,424.69

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                          87,505,108.74
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                              1/12
                                                                                      -------------
      Servicer Fee due current period                                                     36,460.46
      Prior Servicer Fee arrearage                                                            --
                                                                                      -------------
      Servicer Fee due                                                                    36,460.46

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                               416.67
      Prior Indenture Trustee Fee arrearage                                                   --
                                                                                      -------------
      Total Indenture Trustee Fee due                                                        416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                          --
      Prior Indenture Trustee Expenses arrearage                                              --
                                                                                      -------------
      Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                   --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  --
                                                                                      -------------
      Total Other Amounts Due Servicer under Servicing Agreement                              --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
      Current                                                          80,666,536.96                   95.53%
        31 - 60 days past due                                           1,568,604.98                    1.86%
        61 - 90 days past due                                             758,135.72                    0.90%
        91+ days past due                                               1,447,803.38                    1.71%
                                                                       -------------
                                                                       84,441,081.04

GROSS CHARGE OFF

ADCPB of All Defaulted Contracts                             17,294.56
Less Recoveries                                              33,586.64
                                                            ----------
Total Charge Offs for the period                            (16,292.08)

End of Month ADCPB                                       84,441,081.04
Gross Charge Off Ratio (Total Charge Offs/ADCPB)                -0.02%

First Sierra Equipment Contract Trust Series 1999-2
First Sierra Receivables III, Inc.
Monthly Servicer Certificate - Payment Summary
Collection Period Ended December 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                             Beginning
                       Initial               of Period              Interest                                Interest
     Class             Balance                Balance                 Rate            Interest Due            Paid
--------------------------------------------------------------------------------------------------------------------
      A-1              30,818,212.00                  0.00          5.855%                 0.00               0.00
      A-2              31,956,385.00                  0.00          6.460%                 0.00               0.00
      A-3              18,823,624.00          3,314,897.63          6.700%            18,508.18          18,508.18
      A-4              61,986,631.00         61,986,631.00          6.980%           360,555.57         360,555.57
--------------------------------------------------------------------------------------------------------------------
    Class A           143,584,852.00         65,301,528.63           6.97%           379,063.75         379,063.75
--------------------------------------------------------------------------------------------------------------------
       B               13,570,520.00          9,069,863.51          7.280%            55,023.84          55,023.84
       C                9,192,933.00          6,144,101.18          8.010%            41,011.88          41,011.88
       D                2,188,793.00          1,462,880.66         10.270%            12,519.82          12,519.82
       E                2,363,897.00          1,579,911.68          7.030%             9,255.65           9,255.65
--------------------------------------------------------------------------------------------------------------------
  Total Notes         170,900,995.00         83,558,285.66           7.14%           496,874.93         496,874.93
--------------------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning       (Monthly)     (Reallocated) (Supplemental)        Total          End          Ending
                  of Period       Principal       Principal      Principal        Principal     of Period     Certificate
     Class         Balance          Paid            Paid           Paid              Paid        Balance        Factor
--------------------------------------------------------------------------------------------------------------------------
      A-1               0.00             0.00         0.00            0.00             0.00            0.00    0.0000000
      A-2               0.00             0.00         0.00            0.00             0.00            0.00    0.0000000
      A-3       3,314,897.63     2,512,502.71         0.00       61,782.85     2,574,285.57      740,612.07    0.0393448
      A-4      61,986,631.00             0.00         0.00            0.00             0.00   61,986,631.00    1.0000000
------------------------------------------------------------------------------------------------------------
    Class A    65,301,528.63     2,512,502.71         0.00       61,782.85     2,574,285.57   62,727,243.07
------------------------------------------------------------------------------------------------------------
       B        9,069,863.51       237,462.15         0.00        5,839.23       243,301.38    8,826,562.13    0.6504218
       C        6,144,101.18       160,861.45         0.00        3,955.61       164,817.06    5,979,284.12    0.6504218
       D        1,462,880.66        38,300.35         0.00          941.81        39,242.16    1,423,638.50    0.6504217
       E        1,579,911.68        41,364.37         0.00        1,017.16        42,381.53    1,537,530.14    0.6504218
------------------------------------------------------------------------------------------------------------
  Total Notes  83,558,285.66     2,990,491.03         0.00       73,536.66     3,064,027.70   80,494,257.96
------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                  Investor          Investor       Investor                       Supplemental
                 (defined)         Monthly         Reallocated    Supplemental       Total         Percentage
                   Class          Principal         Principal      Principal        Principal      of Principal
     Class       Percentage        Amount            Amount         Amount            Amount        Allocated
------------------------------------------------------------------------------------------------------------
       A            82.00%       2,512,502.71           0.00       61,782.85       2,574,285.57      84.02%
       B             7.75%         237,462.15           0.00        5,839.23         243,301.38       7.94%
       C             5.25%         160,861.45           0.00        3,955.61         164,817.06       5.38%
       D             1.25%          38,300.35           0.00          941.81          39,242.16       1.28%
       E             1.35%          41,364.37           0.00        1,017.16          42,381.53       1.38%
------------------------------------------------------------------------------------------------------------
                                 2,990,491.03           0.00       73,536.66       3,064,027.70     100.00%
------------------------------------------------------------------------------------------------------------



FLOOR CALCULATION

                        Class                Floor Hit?                 Floored
     Class             Floors                  (Y/N)                  Prin Amount
----------------------------------------------------------------------------------
       A                                                                   N/A
       B                -                        No                    237,462.15
       C                -                        No                    160,861.45
       D                -                        No                     38,300.35
       E                -                        No                     41,364.37
----------------------------------------------------------------------------------


(Retained) Certificate Balance                    3,946,823.08
Initial OC Percentage                                    2.40%

Overcollateralization Balance (prior)                                3,946,823.08
Overcollateralization Balance (current)                              3,946,823.08
Unfunded Loss Amount                                                         0.00
Cumulative Loss Amount                                                       0.00
Available Funds+Collection Account-Servicing                         3,714,026.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of                             No
     Interest required to be  made under the terms of such Notes or the Indenture when due; and,

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount                        No
     equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
     Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date,
     the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
     the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity Date,
     as the case may be, on any remaining principal owed on the outstanding Class A-1
     Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                   Event                                                     Yes/No
     -------         -------------------------------------------------------------------------           ------
     6.01(i)         Failure to make payment, deposit, transfer, or delivery required                      No
     6.01(ii)        Failure to submit Monthly Statement                                                   No
     6.01(iii)       Failure to Observe Covenants in Servicing Agreement                                   No
     6.01(iv)        Servicer consents to appointment of custodian, receiver, etc.                         No
     6.01(v)         Servicer files a voluntary petition for bankruptcy                                    No
     6.01(vi)        Petition under bankruptcy laws against Servicer is not
                     stayed, withdrawn or dismissed within 60 days                                         No
     6.01(vii)       Assignment by Servicer to a delegate its rights under Servicing Agreement             No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2001


Available Funds                                                                                                    $3,439,223.79
Deposit from Reserve Account                                                                                          $28,995.61
                                                                                                                   -------------
Total Available Amount to Note Holders:                                                                            $3,468,219.40

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)             Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account                  $0.00
(ii)            Indemnity Payments paid inadvertently deposited in Collection Account                                      $0.00
(iii)           Aggregate of:
                  (a) Unreimbursed Servicer Advances (Other than current Collection Period)                          $346,378.16
                  (b) Servicer Fees from current and prior Collection Period                                          $66,332.86
(iv)            Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                              $416.67
(v)             Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                         $0.00

(vi)            Class A-1 through A-2 Note Interest on a pari passu basis:
                  Class A-1 Note Interest                                                                            $290,364.03
                  Class A-2 Note Interest                                                                            $644,910.00
(vii)           Class B Note Interest                                                                                 $86,645.65

(viii)          Class A Base Principal Distribution Amount
                  Class A-1 Principal Distribution Amount                                                          $1,854,969.59
                  Class A-2 Principal Distribution Amount                                                                  $0.00
(ix)            Class B Base Principal Distribution Amount                                                           $149,319.54
(x)             Supplemental Interest Reserve Account addition amount                                                 $28,882.91
(xi)            Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                              $0.00
(xii)           Excess to Trust Certificate Holder                                                                         $0.00




                Reviewed By:

                Joel Cappon
                Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


AVAILABLE FUNDS
      Collection Account balance, as of November 30, 2001                                    1,392,066.52
      Investment earnings on amounts in Collection Account                                       4,980.31
      Payments due Collection Account from last 3 business days of Collection Period           276,085.35
      Servicer Advance on current Determination Date                                         1,766,091.61
      Additional Contribution for loss on termination                                                0.00
      Deposit from Reserve Account                                                              28,995.61
      Deposit from Letter of Credit Account                                                          0.00
      AVAILABLE FUNDS ON PAYMENT DATE                                                        3,468,219.40

Initial Unpaid Amounts inadvertently deposited in Collection Account                                 0.00
   REMAINING AVAILABLE FUNDS                                                                 3,468,219.40

Indemnity Payments paid inadvertently deposited in Collection Account                                0.00
   REMAINING AVAILABLE FUNDS                                                                 3,468,219.40

UNREIMBURSED SERVICER ADVANCES
      Unreimbursed Servicer Advances due                                                       346,378.16
      Unreimbursed Servicer Advances paid                                                      346,378.16
                                                                                             ------------
        Unreimbursed Servicer Advances remaining unpaid                                              0.00
   REMAINING AVAILABLE FUNDS                                                                 3,121,841.24

SERVICER FEES
      Servicer Fees due                                                                         66,332.86
      Servicer Fees paid                                                                        66,332.86
                                                                                             ------------
        Servicer Fees remaining unpaid                                                               0.00
   REMAINING AVAILABLE FUNDS                                                                 3,055,508.38

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       0.00
   REMAINING AVAILABLE FUNDS                                                                 3,055,508.38

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
      Indenture Trustee Fee due                                                                    416.67
      Indenture Trustee Fee paid                                                                   416.67
                                                                                             ------------
      Indenture Trustee Fee remaining unpaid                                                         0.00
   REMAINING AVAILABLE FUNDS                                                                 3,055,091.71

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
      Total Indenture Trustee Expenses due                                                           0.00
      Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                 75,000.00
      Total Indenture Trustee Expenses paid                                                          0.00
                                                                                             ------------
       Indenture Trustee Expenses unpaid                                                             0.00
   REMAINING AVAILABLE FUNDS                                                                 3,055,091.71

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
      Class A-1 Note Interest due                                                              290,364.03
      Class A-1 Note Interest paid                                                             290,364.03
                                                                                             ------------
        Class A-1 Interest remaining unpaid                                                          0.00
      Class A-2 Note Interest due                                                              644,910.00
      Class A-2 Note Interest paid                                                             644,910.00
                                                                                             ------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


        Class A-2 Interest remaining unpaid                                                0.00
      REMAINING AVAILABLE FUNDS                                                    2,119,817.69

CLASS B NOTE INTEREST
      Class B Note Interest due                                                       86,645.65
      Class B Note Interest paid                                                      86,645.65
                                                                                  -------------
        Class B Note Interest remaining unpaid                                             0.00
      REMAINING AVAILABLE FUNDS                                                    2,033,172.04


CLASS A BASE PRINCIPAL DISTRIBUTION
      Class A-1 Note Principal Balance as of preceding Payment Date               46,520,271.61
      Class A-1 Base Principal Distribution due                                    1,854,969.59
      Class A-1 Base Principal Distribution Amount paid                            1,854,969.59
                                                                                  -------------
        Class A-1 Base Principal Distribution remaining unpaid                             0.00
        Class A-1 Note Principal Balance after distribution on Payment Date       44,665,302.02

      Class A-2 Note Principal Balance as of preceding Payment Date               99,600,000.00
      Class A-2 Base Principal Distribution due                                            0.00
      Class A-2 Base Principal Distribution Amount paid                                    0.00
                                                                                  -------------
        Class A-2 Base Principal Distribution remaining unpaid                             0.00
        Class A-2 Note Principal Balance after distribution on Payment Date       99,600,000.00
      REMAINING AVAILABLE FUNDS                                                      178,202.45

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
      Class B Note Principal Balance as of preceding Payment Date                 13,078,588.46
      Class B Base Principal Distribution due                                        149,319.54
      Class B Base Principal Distribution paid                                       149,319.54
                                                                                  -------------
        Class B Base Principal Distribution remaining unpaid                               0.00
        Class B Note Principal Balance after distribution on Payment Date         12,929,268.92
      REMAINING AVAILABLE FUNDS                                                       28,882.91

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
      Supplemental Interest Reserve Account Addition                                  28,882.91
REMAINING AVAILABLE FUNDS                                                                  0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
      Indenture Trustee Expenses unpaid per above                                          0.00
      Remaining Indenture Trustee Expenses paid                                            0.00
                                                                                   ------------
        Remaining Indenture Trustee Expenses unpaid                                        0.00
      REMAINING AVAILABLE FUNDS                                                            0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                 0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED DECEMBER 1, 2001


RESERVE ACCOUNT: SECTION 3.04(a)
       Initial Reserve Account Balance                                                        2,175,718.14
       Plus: Earnings for Collection Period per Section 3.04(b)                                   4,439.48
       Less: Withdrawal per Section 3.04(c)                                                      28,995.61
         Ending Reserve Account Balance                                                       2,151,162.01


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
       Initial Letter of Credit Account Balance                                                      --
       Plus: Earnings for Collection Period                                                          --
       Plus: Additions from draws under Section 3.08(b)                                              --
       Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                           --
         Ending Letter of Credit Account Balance                                                     --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
       Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)          28,882.91
       Supplemental Interest Reserve Account Addition (Upto Supplemental Interest                28,882.91
         Required Amount)
       Supplemental Interest Reserve Account Distribution to Collection Account                      --


       Supplemental Interest Reserve Required Amount calculation
         Beginning Balance                                                                      868,106.06
         Plus: Additions (Upto 1% of Initial ADCPB)                                              28,882.91
         Plus: Earnings for Collection Period                                                     1,714.62
         Less: Required Distributions, To Collection Account                                         --
         Ending Supplemental Interest Reserve Account Balance                                   898,703.59

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
       ADCPB, beginning of Collection Period                                         159,198,860.07
       ADCPB, end of Collection Period                                               157,194,570.94
                                                                                     --------------
         Base Principal Amount                                                         2,004,289.13

UNREIMBURSED SERVICING ADVANCES
       Unreimbursed Servicing Advances from previous Collection Period                 1,268,159.33
       Servicing Advances collected during the current Collection Period                 921,781.17
                                                                                     --------------
         Unreimbursed Servicing Advances as of current Determination Date                346,378.16


CALCULATION OF SERVICER FEE
       ADCPB as of the prior Calculation Date                                        159,198,860.07
       Servicer Fee Rate                                                                     0.500%
       One-twelfth                                                                             1/12
                                                                                     --------------
       Servicer Fee due current period                                                    66,332.86
       Prior Servicer Fee arrearage                                                           --
                                                                                     --------------
       Servicer Fee due                                                                   66,332.86


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
       Indenture Trustee Fee (per Payment Date)                                              416.67
       Prior Indenture Trustee Fee arrearage                                                   0.00
                                                                                     --------------
       Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
       Indenture Trustee Expenses due                                                          0.00
       Prior Indenture Trustee Expenses arrearage                                              0.00
                                                                                     --------------
       Total Indenture Trustee Expenses due                                                    0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
       Other Amounts Due Servicer under Servicing Agreement - current period                   0.00
       Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  0.00
                                                                                     --------------
       Total Other Amounts Due Servicer under Servicing Agreement                              0.00


FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                   Beginning                                                  Total          Total
                   Initial         of Period      Interest       Current        Overdue      Interest        Interest     Interest
      Class        Balance          Balance         Rate      Interest Due     Interest         Due            Paid       Shortfall
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        75,000,000.00   46,520,271.61     7.490%     290,364.03         0.00       290,364.03     290,364.03        0.00
       A-2        99,600,000.00   99,600,000.00     7.770%     644,910.00         0.00       644,910.00     644,910.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
     Class A     174,600,000.00  146,120,271.61                935,274.03         0.00       935,274.03     935,274.03        0.00
-----------------------------------------------------------------------------------------------------------------------------------
        B         14,052,729.00   13,078,588.46     7.950%      86,645.65         0.00        86,645.65      86,645.65        0.00
-----------------------------------------------------------------------------------------------------------------------------------
   Total Notes   188,652,729.00  159,198,860.07              1,021,919.68         0.00     1,021,919.68   1,021,919.68        0.00
-----------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                      Beginning           Current                             End              Ending
                      of Period          Principal        Principal         of Period        Certificate
      Class           Balance               Due             Paid            Balance            Factor
---------------------------------------------------------------------------------------------------------
       A-1           46,520,271.61      1,854,969.59    1,854,969.59      44,665,302.02       0.59553736
       A-2           99,600,000.00              0.00            0.00      99,600,000.00       1.00000000
---------------------------------------------------------------------------------------------------------
     Class A        146,120,271.61      1,854,969.59    1,854,969.59     144,265,302.02
---------------------------------------------------------------------------------------------------------
        B            13,078,588.46        149,319.54      149,319.54      12,929,268.92       0.92005396
---------------------------------------------------------------------------------------------------------
   Total Notes      159,198,860.07      2,004,289.13    2,004,289.13     157,194,570.94
---------------------------------------------------------------------------------------------------------

                               Beginning                          Base Principal    Principal
                Principal      of Period            Overdue       Distribution       Payment
                 Percent        Balance            Principal        Amount           Amount
-------------------------------------------------------------------------------------------------
Class A           92.55%        146,120,271.61          0.00       1,854,969.59     1,854,969.59
Class B            7.45%         13,078,588.46          0.00         149,319.54       149,319.54
-------------------------------------------------------------------------------------------------



Base Principal Amount:                            2,004,289.13
Gross Charge Off Event?                                     No
Available Funds less Fees:                        3,055,091.71

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
           a)      Failure to distribute to the Noteholders all or part of any payment of Interest                        No
                   required to be made under the terms of such Notes or the Indenture when due; and,

           b)      Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to                   No
                   the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the
                   Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class B Maturity Date,
                   as the case may be, on any remaining principal owed on the outstanding Class A-1
                    Notes, Class A-2 Notes, Class B Notes, as the case may be.

           c)      Failure on the part of the Trust duly to observe or perform in any material                            No
                   respect any other Covenants or Agreements.

           d)      The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or Liquidator, etc.      No

           e)      The Trust shall file a voluntary petition in bankruptcy or a voluntary petition No or answer
                   seeking reorganization in a proceeding under any bankruptcy laws etc.                                  No

           f)      A petition against the Trust in a proceeding under applicable bank laws No or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the
                   Trust or shall not be stayed, withdrawn, or dismissed within 60 days thereafter, etc.                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                   Event                                                                  Yes/No
       -------     ---------------------------------------------------------------------------                          ------
        6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                       No
        6.01(ii)   Failure to submit Monthly Statement                                                                    No
       6.01(iii)   Failure to Observe Covenants or Agreements in Transaction Documents                                    No
        6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                          No
        6.01(v)    Servicer files a voluntary petition for bankruptcy                                                     No
        6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed,                                         No
                   withdrawn or dismissed within 60 days
       6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001




AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END

                                                     Current                       156,478,743.71             99.54%
                                                       31 - 60 days past due           684,188.57              0.44%
                                                       61 - 90 days past due            31,638.66              0.02%
                                                       91+ days past due                     0.00              0.00%
                                                                                   --------------
                                                                                   157,194,570.94


PUTBACK SUMMARY
                    Defaults for Related Collection Period                                                28,995.61
                      Total Defaulted Contracts                                                        2,821,631.67
                    Recoveries from Reserve Account for Current Period                                    28,995.61
                      Total Recoveries from Lessees                                                      223,797.44
                      Total Recoveries from Reserve Account                                            2,597,834.23
                    Net Remaining Defaulted                                                                    0.00
                    Recoveries from Source Recourse (Up to Available Source Recourse)                          0.00
                    Recoveries from Draw on Letter of Credit Account                                           0.00


10% LIMITED RECOURSE AMOUNT
                    Beginning Amount available under 10% limited recourse                            19,238,909.32
                    Beginning % available under 10% limited recourse                                      10.0000%
                    Current months buy backs under 10% limited recourse obligation                            0.00
                    Cumulative amount bought back under 10% limited recourse obligation                       0.00
                    Cumulative % bought back under 10% limited recourse obligation                         0.0000%

LETTERS  OF CREDIT
                    Beginning Value of the 2 Letters of Credit                                       20,000,000.00
                    Amount of step down in the Letters of Credit                                              0.00
                    Ending Value of the 2 Letters of Credit                                          20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                          (NO/YES)
                                                                                                      --------
                    (i) Non Performance of Buy Back Obligation - Deposit full
                    amount of both LOCs (No/Yes):                                                          No

                    (ii) Downgrade by Confirming bank - Deposit full
                    amount of relevant LOC:
                    Northern Trust Company (Downgraded below Aa/AA by
                    Moodys and S&P respectively) No Bank One (Downgraded
                    below Aa/A by Moodys and S&P respectively)                                             No

                    (iii) Non-Renewal of Letters of Credit for 364 days
                          by issuing or confirming bank:
                          Deposit full amount of relevant LOC:                                             No
                    Draw on Letters of Credit?                                                             No

                    If a draw on the letters of credit, amount
                    deposited in Letter of Credit Account                                                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001

GROSS CHARGE EVENT CALCULATION:                                                                        Result
                                                                                                       ------
                    Defaulted Contracts Current Period                                                  28,996
                    Total Defaulted Contracts Prior Period                                           2,792,636
                                                                                                    ----------
                    Total ADCPB of all Defaulted Contracts                                           2,821,632
                    Total Initial ADCPB                                                            188,652,729
                                                                                                    ----------
                    % Total Defaulted                                                                    1.50%
                    Maximum Allowed                                                                     10.00%

Gross Charge Off Event:                                                                                      No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED DECEMBER 1, 2001


Available Amount to Note Holders:                                                                       5,168,641.10
Reserve Account balance, beginning                                                                              0.54

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)            Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
(ii)           Indemnity Payments paid inadvertantly deposited in Collection Account                               -
(iii)          Aggregate of:
                 (a) Unreimbursed Servicer Advances                                                        37,952.10
                 (b) Servicer Fees from current and prior Collection Period                                51,861.03
                 (c) Servicing Charges inadvertantly deposited in Collection Account                               -
(iv)           Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(v)            Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       -

(vi)           Class A-1 through A-4 Note Interest on a pari passu basis:
                 Class A-1 Note Interest                                                                           -
                 Class A-2 Note Interest                                                                    6,833.36
                 Class A-3 Note Interest                                                                  320,780.10
                 Class A-4 Note Interest                                                                  210,522.36
(vii)          Class B Note Interest                                                                      110,772.86
(viii)         Class C Note Interest                                                                       70,141.89
(ix)           Class D Note Interest                                                                       31,990.53

(x)            Class A Base Principal Distribution Amount
                 Class A-1 Principal Distribution Amount                                                           -
                 Class A-2 Principal Distribution Amount                                                1,115,650.91
                 Class A-3 Principal Distribution Amount                                                2,263,254.24
                 Class A-4 Principal Distribution Amount                                                           -
(xi)           Class B Base Principal Distribution Amount                                                 434,585.87
(xii)          Class C Base Principal Distribution Amount                                                 260,751.53
(xiii)         Class D Base Principal Distribution Amount                                                  86,917.18
(xv)           Class E Note Interest                                                                       21,111.73
(xvi)          Class E Principal Distribution Amount                                                      138,427.95
(xviii)        Reserve Account Reimbursement/(Withdrawal)                                                   6,670.79
(xix)          Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       -
(xx)           Remaining Amount to Residual Holder                                                                 -


Reserve Account balance, ending                                                                             6,671.33

Disbursements from Reserve Account:
               Interest earned on Reserve Account to Residual Holder                                               -

               Reviewed By:


               JOEL CAPPON
               CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2001                                      9,546.36
     Investment earnings on amounts in Collection Account                                     2,811.23
     Payments due Collection Account from last 3 business days of Collection Period          13,536.43
     Amounts inadvertantly deposited into collection account                                     --
     Additional contribution for terminated trade-ups and rebooked leases                        --
     Servicer Advance on current Determination Date                                       5,142,747.08
                                                                                          ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                      5,168,641.10
     Reserve Account balance                                                                      0.54
                                                                                          ------------
     TOTAL AVAILABLE FUNDS                                                                5,168,641.64

Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
                                                                                          ------------
     REMAINING AVAILABLE FUNDS                                                            5,168,641.64

Indemnity Payments paid inadvertantly deposited in Collection Account                            --
                                                                                          ------------
     REMAINING AVAILABLE FUNDS                                                            5,168,641.64

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      37,952.10
     Unreimbursed Servicer Advances paid                                                     37,952.10
                                                                                          ------------
       Unreimbursed Servicer Advances remaining unpaid                                           --
                                                                                          ------------
     REMAINING AVAILABLE FUNDS                                                            5,130,689.54

SERVICER FEES
     Servicer Fees due                                                                       51,861.03
     Servicer Fees paid                                                                      51,861.03
                                                                                          ------------
       Servicer Fees remaining unpaid                                                            --
                                                                                          ------------
     REMAINING AVAILABLE FUNDS                                                            5,078,828.51

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                          ------------
REMAINING AVAILABLE FUNDS                                                                 5,078,828.51

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                          ------------
       Indenture Trustee Fee remaining unpaid                                                    --
                                                                                          ------------
     REMAINING AVAILABLE FUNDS                                                            5,078,411.84

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                        --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                      75,000.00
                                                                                          ------------
     Total Indenture Trustee Expenses paid                                                       --
                                                                                          ------------
     Indenture Trustee Expenses unpaid                                                           --
     REMAINING AVAILABLE FUNDS                                                            5,078,411.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001



CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                     --
     Class A-2 Note Interest                                                  6,833.36
     Class A-3 Note Interest                                                320,780.10
     Class A-4 Note Interest                                                210,522.36
       Total Class A Interest due                                           538,135.82
                                                                         -------------
     REMAINING AVAILABLE FUNDS                                            4,540,276.02

CLASS B NOTE INTEREST
     Class B Note Interest due                                              110,772.86
     Class B Note Interest paid                                             110,772.86
                                                                         -------------
       Class B Note Interest remaining unpaid                                    --
                                                                         -------------
     REMAINING AVAILABLE FUNDS                                            4,429,503.16

CLASS C NOTE INTEREST
     Class C Note Interest due                                               70,141.89
     Class C Note Interest paid                                              70,141.89
                                                                         -------------
       Class C Note Interest remaining unpaid                                    --
                                                                         -------------
     REMAINING AVAILABLE FUNDS                                            4,359,361.27

CLASS D NOTE INTEREST
     Class D Note Interest due                                               31,990.53
     Class D Note Interest paid                                              31,990.53
                                                                         -------------
       Class D Note Interest remaining unpaid                                    --
                                                                         -------------
     REMAINING AVAILABLE FUNDS                                            4,327,370.74

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                       3,342,929.42
     Class A Note Principal Balance as of preceding Payment Date         85,925,238.91
                                                                         -------------
     Class A Base Principal Distribution Amount paid                      3,342,929.42
                                                                         -------------
       Class A Base Principal Distribution Amount remaining unpaid               --
     Class A-1 Note Principal Balance as of preceding Payment Date               --
     Class A-1 Base Principal Distribution Amount paid                           --
                                                                         -------------
       Class A-1 Note Principal Balance after distribution                       --
                                                                         -------------
     Remaining Class A Base Principal Distribution Amount                 3,342,929.42
                                                                         -------------
     Class A-2 Note Principal Balance as of preceding Payment Date        1,115,650.91
     Class A-2 Base Principal Distribution Amount paid                    1,115,650.91
                                                                         -------------
       Class A-2 Note Principal Balance after distribution                       --
     Remaining Class A Base Principal Distribution Amount                 2,227,278.50
                                                                         -------------
     Class A-3 Note Principal Balance as of preceding Payment Date       51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                    2,227,278.50
                                                                         -------------
       Class A-3 Note Principal Balance after distribution               49,166,062.50
     Remaining Class A Base Principal Distribution Amount                        --
                                                                         -------------
     Class A-4 Note Principal Balance as of preceding Payment Date       33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                           --
                                                                         -------------
       Class A-4 Note Principal Balance after distribution               33,416,247.00
     REMAINING AVAILABLE FUNDS                                              984,441.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001

CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date               17,107,777.79
     Class B Base Principal Distribution due                                      429,958.77
     Class B Base Principal Distribution paid                                     429,958.77
                                                                               -------------
       Class B Base Principal Distribution remaining unpaid                            --
       Class B Note Principal Balance after distribution on Payment Date       16,677,819.02
     REMAINING AVAILABLE FUNDS                                                    554,482.55

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date               10,264,666.84
     Class C Base Principal Distribution due                                      257,975.26
     Class C Base Principal Distribution paid                                     257,975.26
                                                                               -------------
       Class C Base Principal Distribution remaining unpaid                            --
       Class C Note Principal Balance after distribution on Payment Date       10,006,691.57
     REMAINING AVAILABLE FUNDS                                                    296,507.29

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                3,335,242.01
     Class D Base Principal Distribution due                                       85,991.76
     Class D Base Principal Distribution paid                                      85,991.76
                                                                               -------------
       Class D Base Principal Distribution remaining unpaid                            --
       Class D Note Principal Balance after distribution on Payment Date        3,249,250.24
    REMAINING AVAILABLE FUNDS                                                     210,515.53

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                             --
     Class A-1 Reallocated Principal Distribution                                      --
                                                                               -------------
       Class A-1 Note Principal Balance after Reallocation                             --
     Remaining Available Funds                                                    210,515.53
                                                                               -------------
     Class A-2 Note Principal Balance after Base Principal                             --
     Class A-2 Reallocated Principal Distribution                                      --
                                                                               -------------
       Class A-2 Note Principal Balance after Reallocation                             --
     Remaining Available Funds                                                    210,515.53
                                                                               -------------
     Class A-3 Note Principal Balance after Base Principal                     49,166,062.50
     Class A-3 Reallocated Principal Distribution                                      --
                                                                               -------------
       Class A-3 Note Principal Balance after Reallocation                     49,166,062.50
     Remaining Available Funds                                                    210,515.53
                                                                               -------------
     Class A-4 Note Principal Balance after Base Principal                     33,416,247.00
     Class A-4 Reallocated Principal Distribution                                      --
                                                                               -------------
       Class A-4 Note Principal Balance after Reallocation                     33,416,247.00
     REMAINING AVAILABLE FUNDS                                                    210,515.53

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                       16,677,819.02
     Class B Reallocated Principal Distribution paid                                   --
                                                                               -------------
       Class B Note Principal Balance after Reallocation                       16,677,819.02
     REMAINING AVAILABLE FUNDS                                                    210,515.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                       10,006,691.57
     Class C Reallocated Principal Distribution paid                                   --
                                                                               -------------
       Class C Note Principal Balance after Reallocation                       10,006,691.57
     REMAINING AVAILABLE FUNDS                                                    210,515.53

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                        3,249,250.24
     Class D Reallocated Principal Distribution paid                                   --
       Class D Note Principal Balance after Reallocation                        3,249,250.24
     REMAINING AVAILABLE FUNDS                                                    210,515.53

CLASS E NOTE INTEREST
     Class E Note Interest due                                                     21,111.73
     Class E Note Interest paid                                                    21,111.73
       Class E Note Interest remaining unpaid                                          --
     REMAINING AVAILABLE FUNDS                                                    189,403.80

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                3,294,417.54
     Class E Base Principal Distribution due                                      137,525.66
     Class E Base Principal Distribution paid                                     137,525.66
       Class E Base Principal Distribution remaining unpaid                            --
       Class E Note Principal Balance after distribution on Payment Date        3,156,891.87
     REMAINING AVAILABLE FUNDS                                                     51,878.14

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                        3,156,891.87
     Class E Reallocated Principal Distribution paid                                   --
       Class E Note Principal Balance after Reallocation                        3,156,891.87
     REMAINING AVAILABLE FUNDS                                                     51,878.14

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                      --
     Class A-1 Supplemental Principal Distribution                                     --
       Class A-1 Note Principal Balance after Supplemental                             --
     Remaining Available Funds                                                     51,878.14
     Class A-2 Note Principal Balance after Reallocated Principal                      --
     Class A-2 Supplemental Principal Distribution                                     --
       Class A-2 Note Principal Balance after Supplemental                             --
     Remaining Available Funds                                                     51,878.14
     Class A-3 Note Principal Balance after Reallocated Principal              49,166,062.50
     Class A-3 Supplemental Principal Distribution                                 35,975.73
       Class A-3 Note Principal Balance after Supplemental                     49,130,086.76
     Remaining Available Funds                                                     15,902.41
     Class A-4 Note Principal Balance after Reallocated Principal              33,416,247.00
     Class A-4 Supplemental Principal Distribution                                     --
       Class A-4 Note Principal Balance after Supplemental                     33,416,247.00
     REMAINING AVAILABLE FUNDS                                                     15,902.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal       16,677,819.02
     Class B Supplemental Principal Distribution paid                      4,627.10
                                                                      -------------
       Class B Note Principal Balance after Supplemental              16,673,191.92
     REMAINING AVAILABLE FUNDS                                            11,275.30

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal       10,006,691.57
     Class C Supplemental Principal Distribution paid                      2,776.26
                                                                      -------------
       Class C Note Principal Balance after Supplemental              10,003,915.31
     REMAINING AVAILABLE FUNDS                                             8,499.04

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal        3,249,250.24
     Class D Supplemental Principal Distribution paid                        925.42
                                                                      -------------
       Class D Note Principal Balance after Supplemental               3,248,324.82
     REMAINING AVAILABLE FUNDS                                             7,573.62

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal        3,156,891.87
     Class E Supplemental Principal Distribution paid                        902.29
                                                                      -------------
       Class E Note Principal Balance after Supplemental               3,155,989.59
     REMAINING AVAILABLE FUNDS                                             6,671.33

RESERVE FUND
     Required Reserve Fund Amount                                      2,114,952.31
     Reserve Account Balance, Ending                                       6,671.33
     Reserve Account Deposit/(Withdrawal)                                  6,670.79
                                                                      -------------
     REMAINING AVAILABLE FUNDS                                                --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                              --
     Remaining Indenture Trustee Expenses paid                                --
                                                                      -------------
       Remaining Indenture Trustee Expenses unpaid                            --
     REMAINING AVAILABLE FUNDS                                                --

     AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                         124,466,476.40
      ADCPB, end of Collection Period                                               120,166,888.72
                                                                                   ---------------
        Base Principal Amount                                                         4,299,587.68

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                 4,059,388.85
      Servicing Advances collected during the current Collection Period               4,021,436.75
                                                                                   ---------------
        Unreimbursed Servicing Advances as of current Determination Date                 37,952.10


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                        124,466,476.40
      Servicer Fee Rate                                                                     0.500%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Servicer Fee due current period                                                    51,861.03
      Prior Servicer Fee arrearage                                                           --
                                                                                   ---------------
      Servicer Fee due                                                                   51,861.03

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                  --
                                                                                   ---------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                         --
      Prior Indenture Trustee Expenses arrearage                                             --
                                                                                   ---------------
      Total Indenture Trustee Expenses due                                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                  --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                   ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                             --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
Current                       109,730,631.35             91.32%
  31 - 60 days past due         3,274,826.56              2.73%
  61 - 90 days past due         1,777,140.65              1.48%
  91+ days past due             5,384,290.16              4.48%
                              --------------
                              120,166,888.72

GROSS CHARGE OFF
      ADCPB of All Defaulted Contracts                            58,955.78
      Less Recoveries                                             24,928.57
                                                             --------------
      Total Charge Offs for the period                            34,027.21

      End of Month ADCPB                                     120,166,888.72
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                 0.03%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                                Beginning
                           Initial               of Period               Interest                                Interest
     Class                 Balance                Balance                  Rate            Interest Due            Paid
--------------------------------------------------------------------------------------------------------------------------
      A-1               50,018,622.00                     0.00             6.938%                 0.00               0.00
      A-2               29,609,332.00             1,115,650.91             7.350%             6,833.36           6,833.36
      A-3               51,393,341.00            51,393,341.00             7.490%           320,780.10         320,780.10
      A-4               33,416,247.00            33,416,247.00             7.560%           210,522.36         210,522.36
--------------------------------------------------------------------------------------------------------------------------
    Class A            164,437,542.00            85,925,238.91              7.52%           538,135.82         538,135.82
--------------------------------------------------------------------------------------------------------------------------
       B                21,149,523.00            17,107,777.79             7.770%           110,772.86         110,772.86
       C                12,689,714.00            10,264,666.84             8.200%            70,141.89          70,141.89
       D                 4,229,905.00             3,335,242.01            11.510%            31,990.53          31,990.53
       E                 4,124,157.00             3,294,417.54             7.690%            21,111.73          21,111.73
--------------------------------------------------------------------------------------------------------------------------
  Total Notes          206,630,841.00           119,927,343.08              7.73%           772,152.83         772,152.83
--------------------------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                     Beginning         (Monthly)      (Reallocated)  (Supplemental)       Total             End             Ending
                     of Period         Principal        Principal       Principal       Principal        of Period       Certificate
     Class             Balance            Paid             Paid            Paid           Paid           Balance           Factor
------------------------------------------------------------------------------------------------------------------------------------
      A-1                   0.00               0.00          0.00             0.00            0.00               0.00     0.0000000
      A-2           1,115,650.91       1,115,650.91          0.00             0.00    1,115,650.91               0.00     0.0000000
      A-3          51,393,341.00       2,227,278.50          0.00        35,975.73    2,263,254.24      49,130,086.76     0.9559621
      A-4          33,416,247.00               0.00          0.00             0.00            0.00      33,416,247.00     1.0000000
----------------------------------------------------------------------------------------------------------------------
    Class A        85,925,238.91       3,342,929.42          0.00        35,975.73    3,378,905.15      82,546,333.76
----------------------------------------------------------------------------------------------------------------------
       B           17,107,777.79         429,958.77          0.00         4,627.10      434,585.87      16,673,191.92     0.7883484
       C           10,264,666.84         257,975.26          0.00         2,776.26      260,751.53      10,003,915.31     0.7883484
       D            3,335,242.01          85,991.76          0.00           925.42       86,917.18       3,248,324.82     0.7679427
       E            3,294,417.54         137,525.66          0.00           902.29      138,427.95       3,155,989.59     0.7652448
----------------------------------------------------------------------------------------------------------------------
  Total Notes     119,927,343.08       4,254,380.87          0.00        45,206.81    4,299,587.68     115,627,755.40
----------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                      Investor        Investor       Investor                        Supplemental
                    (defined)          Monthly       Reallocated    Supplemental      Total           Percentage
                      Class           Principal       Principal      Principal       Principal       of Principal
     Class          Percentage         Amount          Amount         Amount          Amount           Allocated
---------------------------------------------------------------------------------------------------------------
       A              77.75%        3,342,929.42         0.00       35,975.73       3,378,905.15        79.58%
       B              10.00%          429,958.77         0.00        4,627.10         434,585.87        10.24%
       C               6.00%          257,975.26         0.00        2,776.26         260,751.53         6.14%
       D               2.00%           85,991.76         0.00          925.42          86,917.18         2.05%
       E               1.95%          137,525.66         0.00          902.29         138,427.95         2.00%
---------------------------------------------------------------------------------------------------------------
                                    4,254,380.87         0.00       45,206.81       4,299,587.68       100.00%
---------------------------------------------------------------------------------------------------------------



FLOOR CALCULATION

                       Class                Floor Hit?               Floored
     Class             Floors                  (Y/N)                Prin Amount
--------------------------------------------------------------------------------
       A                                                                N/A
       B                -                        No                 429,958.77
       C                -                        No                 257,975.26
       D                -                        No                  85,991.76
       E                -                        No                 137,525.66
----------------------------------------------------------------------------------


(Retained) Certificate Balance                    4,539,133.31
Initial OC Percentage                                    2.30%

Overcollateralization Balance (prior)                                4,539,133.31
Overcollateralization Balance (current)                              4,539,133.31
Unfunded Loss Amount                                                         0.00
Cumulative Loss Amount                                               2,440,208.60
Available Funds+Collection Account-Servicing                         5,078,411.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2001






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                            Yes/No
                                                                                                            ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                                 No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
     Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, or
     Class E Notes, as the case may be.                                                                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                     Event                                                      Yes/No
     --------        ----------------------------------------------------------------------------           ------
     6.01(i)         Failure to make payment, deposit, transfer, or delivery required                         No
     6.01(ii)        Failure to submit Monthly Statement                                                      No
     6.01(iii)       Failure to Observe Covenants in Servicing Agreement                                      No
     6.01(iv)        Servicer consents to appointment of custodian, receiver, etc.                            No
     6.01(v)         Servicer files a voluntary petition for bankruptcy                                       No
     6.01(vi)        Petition under bankruptcy laws against Servicer is not stayed,                           No
                     withdrawn or dismissed within 60 days
     6.01(vii)       Assignment by Servicer to a delegate its rights under Servicing Agreement                No